Exhibit 99.2

DECEMBER 8, 2022 LivVita Liver Health Feasibility Study Topline Data    Better+ T HERA PEU TICS

Disclaimer This presentation (“Presentation”) is for informational purposes only. The information contained herein does not purport to be all-inclusive and neither Better Therapeutics, Inc. (“BetterTX” or the “Company”) nor any of its respective affiliates nor any of its or their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The reader shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making its investment or decision to invest in the Company. Neither the Company nor any of its respective affiliates nor any of its or their control persons, officers, directors, employees or representatives, shall be liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in shares of the Company. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source. This meeting and any information communicated at this meeting are strictly confidential and should not be discussed outside your organization. Forward-Looking Statements. Certain statements in this Presentation may be considered forward-looking statements, within the meaning of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements in this Presentation include, but are not limited to, statements regarding the delivery of cognitive behavioral therapy and/or prescription digital therapeutics by the Company to address the root causes of NAFLD/NASH and other cardio metabolic diseases, development of a proprietary platform and software-based solutions for treatment of NAFLD/NASH and other conditions, achievement of changes in neural pathways of the brain and lasting changes in behavior through cognitive behavioral therapy delivered by the Company’s PDT, the capability of the Company to address the underlying causes of certain diseases and its related potential to improve patient health while lowering healthcare costs, the results of study of the Company’s PDT in patients with NAFLD and NASH, the Company’s plans regarding FDA submissions, partnership opportunities and publications, expectations related to the potential benefits of PDTs and CBT and their potential treatment applications and the limitations of other drug candidates to address the treatment of NAFLD and NASH, the Company’s plans regarding the research and advancement of its product candidates for additional treatments, expectations related to the interest of healthcare providers and payers in PDTs, the future financial stability, strength, or success of the Company, and legislative developments affecting PDTs and the outcome of such developments, among others. These forward-looking statements are based on the current expectations of the management of the Company and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements including: risks related to the Company’s business, such as the willingness of the FDA to authorize PDTs for commercial distribution and insurance companies to reimburse their use, market acceptance of PDTs, the risk that the results of previously conducted studies will not be repeated or observed in ongoing or future studies involving our product candidates and other risks and uncertainties included under the header “Risk Factors” in the Company’s quarterly report on Form-10-Q for the fiscal quarter ended September 30, 2022 filed with the Securities and Exchange Commission (“SEC”) on November 14, 2022, and those that are included in any of the Company’s subsequent filings with the SEC. Better· 2

Better therapeutics Pioneering Prescription digital therapeutics for cardiometabolic diseases

Contents better NAFLD/NASH Overview LivVita Topline Results conclusions Next Steps

Non Alcoholic fatty liver Disease (NAFLD) includes a spectrum of conditions rooted in unhealthy lifestyle behaviors Fatty liver/ NASH+ Hepatocellular Cirrhosis NAFL Fibrosis Carcinoma Obesity Type 2 Diabetes Dyslipidemia Other factors Fat Fat plus Scar tissue Cancer Accumulation Inflammation, Replaces liver Only Scarring Cells Image source https:// pharmaintelligence.informa.com/resources/product-content/naas-flying-flying-the-plane-building-it better 5

NAFLD is at epidemic levels in the United states and is leading cause of liver transplantation1 30%of adults in US have NAFLD 5% of adult in us have NASH Better 6

NAFLD and NASH prevalence projected to increase significantly2 with a growing proportion of NAFLD patient progressing to NASh Cases in millions 110 82.5 55 27.5 0 2015 2030 NAFLD 2015 2030 NASH Better 7

At present, despite billions invested, there are no FDA approved pharmacological agents for the treatment of NAFLD or NASH And leading candidates have frequent side effects Diarrhea Nausea Vomitting Itching Pemvidutide3 GLP1jglucagon dual receptor agonist 22% 52% 9% Phase1b Efruxifermin4 Fibroblast growth factor 21 (FGF21) analog 33% 33% Phase 2b Semaglutide5 GLP1 analog 28% 37% 22% Phase 2b Resmetiroms THR {3-selective agonist 31% 18% Phase 2b Obeticolic acid? 51% FXR-agonist 7% 13% 7% (28% characterized as Phase 3 intense or widespread) Better· 8

We believe that addressing the unmet needs in NAFLD/NASH requ1res non-pharmacological therapies    Qualities of an ideal new therapy in NAFLD    Addresses full breadth of modifiable     behavioral root causes Safe and well-tolerated Readily accessible, convenient and desired by patients Improves liver fat, glucose & lipid metabolism and inflammation Reduce cardiovascular risk associated with common comorbidities. Sustained effect Reduces Burden on providers

Contents NAFLD/NASH Overview LivVita Study Desingn Livvita Topline Results Conclusions Next Steps better 10

LivVita Study was designed to assess potential for both efficacy and safety in NAFLD and/or NASH Partnered with leading specialty liver health clinic—Arizona Liver Heath—to design study and recruit diverse set of participants in 2 sites BT’s cardiometabolic Cognitive Behavioral Therapy (CBT) research platform was evaluated over a 3-month treatment period Basic liver health education provided in 1 phone session prior to treatment MRI-PDFF and robust set of biomarkers evaluated, to potentially enable planning of pivotal study App-engagement and qualitative data collected, to inform customizations needed for liver-specific product

LivVita Study
Study Design and Participant Flow

Key Inclusion Criteria

- Confirmed diagnosis of NAFLD or NASH
- Ages 18-75 years
- Possession of a smartphone capable of running BT app
- BMI ≥ 30kg/m2
- FibroScan CAP ≥ 300dB/m

Key Exclusion Criteria

- History of a life-threatening medical illness, other liver disease, or alcohol abuse
- Weight loss >10 lbs in last 90 days
- Screening ALT/AST > 5x upper limit
- Concurrent enrollment in another interventional clinical trial


35 screened
13 did not meet I/E Criteria or did not complete enrollment before it closed
22 passed screening FibroScan and met Eligibility Criteria
19 in MRI-PDFF ITT population (baseline MRI-PDFF > 10%)
• 3 were unable to be contacted for end-study assessments
• 2 discontinued participation/ withdrew consent
17 completed study

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LivVita Study Topline Key Endpoints Magnetic Resonance Imaging-Proton Density Fat Fraction (MRI-PDFF): A specialized type of MRI that provides the most validated and reproducible non-invasive quantitative measure of liver fat Alanine Transaminase (ALT): An enzyme produced by liver cells. ALT blood levels rise when the liver is damaged or injured FAST Score: A composite score the uses FibroScan’s measures of liver stiffness and fat combined with the Aspartate Transaminase (AST) blood test to predict degree of NASH risk FibroScan CAP Score: A quantitative measure of liver fat using a specialized type of ultrasound that provides point of care screening and assessment of liver fat and stiffness Net Promoter Score (NPS): A survey that measures user satisfaction and likelihood that the individual would recommend a product to a friend or family member. Scores range from -100 to +100 Better

NAFLD/NASH Overview LivVita Study Design Contents • LivVita Topline Results Conclusions Next Steps

Diverse set of patients recruited from 2 specialty liver clinics in Arizona Baseline characteristics represent commonly occurring cardiometabolic conditions in patients with NAFLD and NASH _ x > x Safety Population Parameter / Category (n=22) Age (mean) 48 yrs % Female 77% % Non-white 47% % Hispanic/Latino 41% Body Mass Index (mean) 38 kg/m2 Liver Disease Diagnosis at Baseline NASH 77% NAFLD 23% Baseline Liver Fat (mean MRI-PDFF %) 19% Number of Comorbidities (mean) 6 Type 2 Diabetes 46% Hypertension 59% Hyperlipidemia 41%

The primary endpoint, MRI-PDFF, showed positive signal with statistically significant reductions in liver fat (p = 0.01)

Percent Change in MRI-PDFF Intent-to-Treat Population “ â– -16% 18 Relative Reduction u. § 1 -11 -tl -12 -12 1R fl B a -16 _17 -is 0-26 L—so -64% Relative Reduction -70 ‘64 ALT results showed statistically significant reductions in marker of liver damage (p = 0.002)

FAST Score results showed statistically significant reductions in NASH Risk (p = 0.006)

FAST Score results showed statistically significant reductions in NASH Risk

CAP and Weight Change showed statistically significant reductions in markers of liver damage Change in CAP Score Change in Weight A = -19 dB/m (-6%) p= 0.021 A = -7 lbs (-3% TBW) p = 0.008

Trending average change in patient-reported weight showed gradual and steady improvements, with no clear peak

Dose response demonstrated positive relationship between CBT engagement and improvements in liver health biomarkers Low Use of Behavior Therapy High Use of Behavior Therapy < 13 Lessons completed >= 13 lessons completed

Safety data revealed no device related adverse events (AEs) were experienced BT’s CBT was generally well-tolerated with few overall AEs reported over 3-month period Safety Population (n=22) Number of subjects who Subjects Events .... . .. . . . /ozx Mild Moderate Severe experienced: n (%) n An Adverse Event (AE) 6(27%) 10 5 5 0 An AE Possibly/Probably Q Q Related to Study Intervention ° An AE that is Related to Medical Device ( o) Serious Adverse Event (SAE) 0 (0%) 0

During 90 days of use, patient engagement and satisfaction significantly exceeded benchmarks for consumer health & wellness apps8>9. Notable Quality of Life improvements also reported10 94% 2.2 +75 Percentage of subjects Average added Healthy IMPS Score after 90 days using the app in Week 12 Days/month reported Scored on a scale from -100 to +100 42% reported an improvement in 1 or more Quality of Life Category 38% 36% 35% +38 Medical Fitness Health Healthcare Industry Insurance Benchmark

Contents LivVita Topline Results • Conclusions Next Steps NAFLD/NASH Overview LivVita Study Design

LivVita Study demonstrated clear potential for response, with no safety related concerns observed, supporting our hypothesis and research platform Consistent improvements in MRI-PDFF and broad range of liver biomarkers found, with notable changes in ALT and FAST scores; improvements are consistent with our CBT’s broad mechanism of action Generally well-tolerated profile and excellent patient-satisfaction scores suggests great potential for patient-centric NAFLD/NASH treatment Potential exists to establish NAFLD/NASH PDT as part of standard of care treatment either alone or alongside future pharmacotherapy treatments _ Study also serves as proof-of-concept of BT’s indication discovery platform—which could afford for rapid ability to expand indication pipeline

Naim Alkhouri, MD Director of the Fatty Liver Program Arizona

Contents NAFLD/NASH Overview LivVita Study Design LivVita Topline Results Conclusions Next Steps

Next Steps • Submit manuscript for peer-reviewed publication _ Submit application to FDA for Breakthrough Device Designation and commence discussions on pivotal study design _ Consider partnership opportunities to accelerate development of BT’s NAFLD/NASH specific PDT

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